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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 12, 2002
                                                  -------------


                                PULTE HOMES, INC
                                ----------------
             (Exact name of registrant as specified in its Charter)


         Michigan                      1-9804                    38-2766606
----------------------------    ----------------------      --------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



    33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code            (248) 647-2750
                                                   -----------------------------


        ----------------------------------------------------------------

          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS

         On June 12, 2002, Pulte Homes, Inc. ("Pulte") amended its Restated Articles of Incorporation to increase its authorized capital from 100,000,000 Common Shares, par value $0.01 per share, to 200,000,000 Common Shares, par value $0.01 per share. Pulte's authorized Preferred Shares remains 25,000,000 shares, par value $0.01 per share.

ITEM 7.           EXHIBITS

         Exhibit 99.1: Amendment to Restated Articles of Incorporation, filed June 12, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PULTE HOMES, INC.

Date:
June 12, 2002                            By:    /s/  Bruce Robinson
                                              ----------------------------------
                                                Name:   Bruce Robinson
                                                Title:  Vice President and
                                                         Treasurer

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                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION

Exhibit 99.1        Amendment to Restated Articles of Incorporation, filed
                    June 12, 2002